UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 7, 2008
GAMESTOP CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
625 Westport Parkway, Grapevine, TX	76051
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(817) 424-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On February 7, 2008, the Company announced that its Board of Directors had authorized an additional $130,000,000 for the buyback of the Company’s Senior Notes. The timing and amount of the repurchases will be determined by the Company's management based on their evaluation of market conditions and other factors. In addition, the repurchases may be suspended or discontinued at any time. The press release is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)       Exhibits

99.1                Press Release issued by GameStop Corp., dated February 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date:	February 7, 2008
/s/ David W. Carlson
		Name:	David W. Carlson
		Title:	Executive vice President and Chief
Financial Officer

Table of Contents

GAMESTOP CORP.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GameStop Corp., dated February 7, 2008